Congratulations! Your application for your SBA PPP Program loan is clear to close. Your loan documents are following this notice. Please read this notice prior to signing. The documents include a Promissory Note, Transmittal Form and a Wire Form. There is no action required on the Transmittal form. This is internal. Also note there are no fees charged to you on this loan. You will be prompted to complete certain fields within the documents, including your Webster Checking Account to deposit proceeds, and signatures, your title and a date stamp on the Note. If you feel any part of the Note is not accurate, please do not sign the documents. Email pppclosings@websterbank.com and a team will review your concerns. On this page we ask that you fill in the Webster Business Checking Account (Business or Personal) that you would like your loan proceeds deposited. Simply fill in the Text Box with the number. If you have no Business Account, we do have the ability to wire proceeds, BUT ONLY IF A WEBSTER BUSINESS ACCOUNT DOES NOT EXIST. You can input in the Text Box – N.A. WIRE REQUESTED. Submit your wire instructions on the Wire Form attached including the ABA Routing, Number, Full Account Number along with a VOIDED CHECK to pppclosings@websterbank.com. Subject line should read SBA PPP Loan# and Company name – Wiring Instructions. WEBSTER BANK BUSINESS CHECKING ACOUNT # Your account will be funded within 48-72 hours upon receipt and review of the completed signed documents. Thank you for allowing Webster Bank to provide you this assistance for your business. For any questions, please forward an email to pppclosings@websterbank.com. Sincerely, Your Webster Operations Team * DocuSign is the digital signature platform used by Webster Bank, N.A. ** There is high demand for this Program. All applications are subject to SBA approval. Funds contingent upon availability of the federal Paycheck Protection Program which is subject to a cap. Protecting your privacy and security is our first priority: Please review our Privacy and Opt-Out Notice and Safety and Security Commitment for complete details. If you are concerned about clicking any links in this email please visit websterbank.com directly. You’re receiving this servicing email as part of your existing relationship with us. Please do not reply to this message as it is sent from an unattended mailbox. Webster Bank, 145 Bank Street, Waterbury, CT 06702 Webster Bank, N.A. Member FDIC. The Webster symbol is a registered trademark in the U.S. © 2020 All rights reserved. Webster Financial Corporation. DocuSign Envelope ID: 02EF860A-252A-47D2-ABC9-8CB07AEA058A 10963300 THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian CO PY VI W

Paycheck Protection Program – Funding Wire Request This form should only be completed if you are requesting funding to a non-Webster deposit account Company Information: Name: Street Address: City: State: Zip: PPP Loan Number: Contact Name: Phone: Email: Receiving Bank Information: Bank Name: ABA/Routing Number: Account Number: All fields must be complete to receive PPP Loan Proceeds via Wire Transfer DocuSign Envelope ID: 02EF860A-252A-47D2-ABC9-8CB07AEA058A THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian CO PY VI EW

SBA U.S Small Business Administration U.S. Small Business Administration NOTE SBA Loan # SBA Loan Name: Date: Loan Amount: Interest Rate: Operating Company: Lender: Webster Bank, National Association 1. PROMISE TO PAY: In Return for the Loan, Borrower promises to pay to the order of Lender the amount of Dollars, interest on the unpaid Principal Balance, and all other amounts required by this Note. 2. DEFINITIONS: (to the extent applicable to the subject transaction): "Collateral" means any property taken as security for payment of this Note or any guarantee of this Note. "Guarantor" means each person or entity that signs a guarantee of payment of this Note. "Loan" means the loan evidenced by this Note. "Loan Documents" means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral. "SBA" means the Small Business Administration, an Agency of the United States of America. Page 1 SBAPPP1ASBA Form 147 (06/03/02) Version 4.1 Paycheck Protection Program Second Draw. 1.0% fixed interest rate Borrower Name and Address: 4751081002 7532858306 2/5/21 1,874,269.00$ TECOGEN INC 45 FIRST AVENUE, WALTHAM, MA 02451 TECOGEN INC One Million, Eight Hundred Seventy-Four Thousand, Two Hundred Sixty-Nine and No/100 DocuSign Envelope ID: 02EF860A-252A-47D2-ABC9-8CB07AEA058A THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian C Y V IEW

DocuSign Envelope ID: 02EF860A-252A-47D2-ABC9-8CB07AEA058A

THIS IS A COPY
This is a copy view of the Authoritative Copy held by the designated custodian

4751081002

3. PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

(3) (a) Payments and Interest Rate

Borrower(s) understands it will have up to a sixteen (16) month repayment deferral period, ("Deferral Period") which starts on 3/5/2021 **and ends on** 6/5/2022 **. Upon expiration of the Deferral Period, Borrower understands and agrees to pay (44) equal monthly installments of $** 43400.49 **. Starting on** 7/5/2022 **. Borrower payments are first applied to interest and then principal owed. If Borrower still owes any amount under this Note after making its final payment on** 2/5/2026 **, Borrower will pay all of those amounts in full on that date, pursuant to the Paycheck Protection Program rules promulgated by the Small Business Association as may be amended from time to time.**

The Interest Rate on this Note shall be calculated on an actual / 365 basis on the unpaid principal balance.

Borrower will make its monthly payments to Webster Bank, N.A. P.O. Box 1809 Hartford, CT 06144-1809 or a different place if required by Note Holder.

(b) Late Fees: There are no late charges for an overdue payment(s).

(c) Prepayment: Borrower may prepay this loan in whole or part at any time without penalty.

(d) THIS NOTE IS NOT SECURED AND THERE IS NO PERSONAL GUARANTEE ASSOCIATED WITH THIS NOTE.

(e) BORROWER CERTIFICATIONS MADE IN SBA APPLICATION FORM 2483-SD ARE HEREIN INCORPORATED BY REFERENCE.

(f) For Borrowers who currently have any additional loans outstanding with Lender, the Paycheck Protection Program Second Draw shall not constitute additional debt under any outstanding credit facility with Lender.

(g) Loan Funding. Borrower understands and acknowledges that Lender shall exercise good faith efforts to fund the Loan as quickly as possible. Borrower's failure to return requisite documentation to Lender in a timely manner may result in Lender cancelling the Loan.

(h) **Regulatory Changes.** This Note is subject to the Paycheck Protection Program rules promulgated by the Small Business Association as may be amended from time to time.

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SBA Form 147 (06/03/02)Version 4.1

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SBA Form 147 (06/03/02)Version 4.1 4. DEFAULT: (to the extent applicable to the subject transaction) Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company: A. Fails to do anything required by this Note and other Loan Documents; B. Defaults on any other loan with Lender; C. Does not preserve, or account to Lender's satisfaction for, any of the Collateral or its proceeds; D. Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA; E. Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA; F. Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower's ability to pay this Note; G. Fails to pay any taxes when due; H. Becomes the subject of a proceeding under any bankruptcy or insolvency law; I. Has a receiver or liquidator appointed for any part of their business or property; J. Makes an assignment for the benefit of creditors; K. Has an adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note; L. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent; or M. Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note. 5. LENDER'S RIGHTS IF THERE IS A DEFAULT: (to the extent applicable to the subject transaction). Without notice or demand and without giving up any of its rights, Lender may: A. Require immediate payment of all amounts owing under this Note; B. Collect all amounts owing from any Borrower or Guarantor; C. File suit and obtain judgement; D. Take possession of any Collateral; or E. Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement; 6. LENDER'S GENERAL POWERS: (to the extent applicable to the subject transaction) Without notice and without Borrower's consent. Lender may: A. Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses: B. Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney's fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance; C. Release anyone obligated to pay this Note; D. Compromise, release, renew, extend or substitute any of the Collateral; and E. Take any action necessary to protect the Collateral or collect amounts owing on this Note. Page3 SBAPPP3 4751081002 DocuSign Envelope ID: 02EF860A-252A-47D2-ABC9-8CB07AEA058A THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian CO PY VI EW

SBA Form 147 (06/03/02)Version 4.1 7. WHEN FEDERAL LAW APPLIES: When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law. 8. SUCCESSORS AND ASSIGNS: Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns. 9. GENERAL PROVISIONS: (to the extent applicable to the subject transaction) A. All individuals and entities signing this Note are jointly and severally liable. B. Borrower waives all suretyship defenses. C. Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender's liens on Collateral. D. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them. E. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note. F. If any part of this Note is unenforceable, all other parts remain in effect. G. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale. Page 4 SBAPPP4 4751081002 DocuSign Envelope ID: 02EF860A-252A-47D2-ABC9-8CB07AEA058A THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian CO PY VIE W

SBA Form 147 (06/03/02)Version 4.1 Giving of Notices: Any notice that must be given to Borrower under this Note will be given by delivering it or by mailing it by first class mail addressed to Borrower at the address above. A notice will be delivered or mailed to Borrower at a different address if Borrower gives the Note Holder a notice of a different address. Any notice that must be given to the Note Holder under this Note will be given by mailing it by first class mail addressed to the Note Holder at the address stated in Section 3 above. A notice will be mailed to the Note Holder at a different address if Borrower is given a notice of that different address. GOVERNING LAW: Borrower understands and agrees that Lender is a national bank headquartered in Connecticut, Lender's decision to make (or not make) any Loan to Borrower occurs in Connecticut, and the Loan will be disbursed by Lender from Connecticut. Consequently, the provisions of this Agreement will be governed by federal law and (to the extent not preempted by federal law) the laws of the State of Connecticut, without regard to conflict of law rules. Changes to Agreement: Except as otherwise indicated in this Agreement, no term or provision of this Agreement may be changed unless agreed to in writing by both Lender and Borrower. Communicating with Borrower: To the extent permitted by applicable law, and without limiting any other rights you may have, Borrower expressly consents and authorizes Lender, and its affiliates or agents, and any subsequent holder or servicer of the Loan to communicate with it, in connection with the Application or the Loan, and in connection with all other current or future loans, using any phone number or email address that Borrower provided in the Application, or using any phone number or email address that Borrower provides in the future. Lender, and its affiliates or agents, and any subsequent holder or servicer of the Loan, may communicate with Borrower using any current or future means of communication, including, but not limited to, automated telephone dialing equipment, artificial or pre-recorded voice messages, SMS text messages, email directed to me at a mobile telephone service, or email otherwise directed to me, for any purpose other than telemarketing communications. BORROWER AUTHORIZES THE USE OF SUCH MEANS OF COMMUNICATION EVEN IF BORROWER WILL INCUR COSTS TO RECEIVE SUCH PHONE MESSAGES, TEXT MESSAGES, OR EMAILS. Page 5 SBAPPP5 Electronic Signatures and Records. If Borrower executed this Agreement using an electronic signature, Borrower intends: (i) the electronic signature to be an electronic signature under applicable federal and state law, (ii) to conduct business with the Lender using electronic records and electronic signatures. If Borrower has signed this Agreement on paper and scanned the signed Agreement for electronic transmission and delivery to Lender (via facsimile, electronic mail or otherwise), then Borrower has consented to the use of electronic signatures and records in connection with this Agreement, and the provisions of this paragraph apply. Borrower agrees that this Agreement, any printout of Lender's electronic record of this Agreement and related notices to be an original document, any related document or notice, and any related signature may not be denied legal effect or enforceability solely because the record or signature is in electronic form. Any transfer of the obligations of this Agreement set forth herein will be subject to Article 9 of the Uniform Commercial Code. COMMUNICATIONS UNDER THE FEDERAL BANKRUPTCY CODE. Any communication with you required or permitted under the Federal Bankruptcy Code must be in writing, must include my account number and must be sent to Webster Bank, N.A. PO Box 30, Waterbury CT 06720-0030. Severability. If any provision of this Agreement is held invalid or unenforceable by a court having jurisdiction, the remaining provisions of this Agreement shall not be affected, and this Agreement shall be construed as if such invalid or unenforceable provisions had not been included in this Agreement. 10. 11. 12. 13. 14. 15. 16. 4751081002 DocuSign Envelope ID: 02EF860A-252A-47D2-ABC9-8CB07AEA058A THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian OP Y V EW

DocuSign Envelope ID: 02EF860A-252A-47D2-ABC9-8CB07AEA058A

THIS IS A COPY
This is a copy view of the Authoritative Copy held by the designated custodian

By signing below, each individual or entity becomes obligated under this Note as Borrower.

DocuSigned by:
52236620DFB84D5...

By: BENJAMIN LOCKE

Name: TECOGEN INC

Title: Chief Executive Officer

Date: February 5, 2021 2/5/2021 | 2:05 PM EST

By:

Name:

Title:

Date:

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SBA Form 147 (06/03/02)Version 4.1

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SBAPPP6

DocuSign Envelope ID: 02EF860A-252A-47D2-ABC9-8CB07AEA058A

THIS IS A COPY
This is a copy view of the Authoritative Copy held by the designated custodian

BUSINESS BANKING
CLOSING DOCUMENTATION TRANSMITTAL / CHECKLIST

Return To:

Borrower: TECOGEN INC

Guarantor(s)

Transaction: $ 1,874,269.00 Term Loan

Collateral:

Existing Customer:

ALS #: 4751081002
Cust #: 043536131
Auto Payment #:
Overdraft #: N/A
Closer Name:
Telephone:
Cost Center #: 161

Originator: **RM#:**
Date: February 5, 2021 **Branch:**

You must scan the COMPLETE NOTE & CHECKLIST TO THE BB MONETARY MAILBOX IMMEDIATELY AFTER CLOSING AND PRIOR TO FUNDING

Required Documents	LOAN Documents	Reviewed By Closing Officer
Note		
X	7a Paycheck Protection Program	
	Other: Borrower Paycheck Protection Application	

Req'd	SBA Documents	Rec'd	Req'd		Rec'd
	WB Approval Document				
	SBA Lender Checklist			SBA Express ONLY:	
	SBA Supplemental Info for PLP/SBA Express Ln			SBA Form 1919	
	Joint PFS (Signed & Dated)			SBA Certification	
	SBA Form 4506				
	Credit Elsewhere			PLP ONLY:	
	Personal Resources Memo			Lender App for Guaranty	
	PLP/SBA Approval w/GP#			SBA Form 1846	
	SBA Form 159			SBA Form 4	
	Signed Authorization			SBA Form 4-1	
	Certification of Use of Proceeds (working capital)			SBA Form 912	
	Cash Injection Affidait			SBA Form 1624	

FEES TO COLLECT and WE WILL Credit to GENERAL LEDGER

_____ SBA Packaging Fees $ __________ _____
_____ SBA Guarantee Fees $ __________ _____
_____ UCC-1 Fees & Post UCC-1 Fees* $ __________ _____
*If not closed by Bank Counsel
_____ $ __________ Re: __________ _____
_____ $ __________ Re: __________ _____
_____ $ __________ Re: __________ _____

LOAN PROCEEDS:

_____ **Debit 100 00058 1895320001 and deposit $** __________ **to Customer DDA Acct #** __________ _____
_____ **Debit Suspense GL#100 00058 1895320001 for $** __________ **Cut a teller check for that amount** _____
_____ **and make it payable to:** __________ _____
__________ **Put loan # in ALPHA desc.** _____

FASB

Business Valuation Fee

General Ledger Entries FAS91	#	DR	CR	
100 00 161	6170010001		150.00	FAS91 Compensation Contra
100 00 161	6702030001			FAS91 Expense Contra
100 00 161	2891180001	56,228.07		FAS91 Deferred Fees
100 00 161	5242010001			FAS91 Doc Prep Fee
		56,228.07	150.00	
	Deferred Fees	56,228.07	150.00	Deferred Expenses

Loan Documents Executed as drawn. By: __________
Bank Officer:
Note sent to Comml Loan Ops: __________ **Final QC Date:** __________ **Pkg to Comml Loan Ops:** __________

COPY VIEW

SBATRANSPPP